Supplement Dated October 14, 2016
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

MoneyGuard VUL

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust (“LVIP”) has notified us that the LVIP Board of Trustees has approved the reorganization of two LVIP funds, effective as of the close of business December 9, 2016. The reorganizations were approved at a shareholder’s meeting on September 7, 2016.

The LVIP BlackRock Emerging Markets Managed Volatility Fund ( “Acquired Fund”) will be reorganized into the LVIP SSGA International Managed Volatility Fund ( “Acquiring Fund”).

As a result of this reorganization, the LVIP SSGA International Managed Volatility Fund will be added as an investment option effective December 9, 2016 to Policies issued on or before May 9, 2016. The investment objective of the fund is to seek capital appreciation, and the fund operates as a Fund of Funds.  For complete details related to the LVIP SSGA International Managed Volatility Fund, including risks, investment policies and strategies, please refer to the LVIP SSGA International Managed Volatility Fund’s prospectus.

At the time of this reorganization, Owners of units of the Acquired Fund Sub-Account will automatically receive a proportionate number of units of the Acquiring Fund Sub-Account, based on the unit value of the fund at the time of the reorganization. Following the reorganization, the Acquired Fund will no longer be available as an investment option under your Policy. Beginning December 12, 2016, any future allocations of Premium Payments, Policy value and/or any Optional Sub-Account Allocation Program in effect  that you previously designated to the Acquired Fund Sub-Account will be allocated to the Acquiring Fund Sub-Account. This investment will become your allocation instruction until you tell us otherwise. All other transactions requested for the Acquired Fund will be rejected and treated as not in good order.

Additionally, LVIP has notified us that the LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class) will be liquated on or about December 9, 2016 (subject to shareholder approval), and as a result, will no longer be available as an investment option under your Policy. If the liquidation is approved, we recommend you transfer all money out of the LVIP VIP Mid Cap Managed Volatility Portfolio Sub-Account and into another Sub-Account within your Policy prior to the close of business on December 8, 2016.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Sub-Account. Once this transfer occurs, any future allocations of Premium Payments, Policy value and/or any Optional Sub-Account Allocation Program in effect that you previously designated to the LVIP VIP Mid Cap Managed Volatility Portfolio Sub-Account will be allocated to the LVIP Government Money Market Portfolio Sub-Account. This investment will become your allocation instruction until you tell us otherwise. All other transactions requested for an Acquired Fund will be rejected and treated as not in good order.

Please retain this Supplement for future reference.